1 northerntrust.com | © Northern Trust 2016 Barclays Global Financial Services Conference 2016 NORTHERN TRUST CORPORATION Frederick H. Waddell Chairman & Chief Executive Officer Sheraton Times Square New York 14 September 2016

2 northerntrust.com | © Northern Trust 2016 FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could”. Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy, anticipated expense levels, spending related to technology and regulatory initiatives, risk management policies, contingent liabilities, strategic initiatives, industry trends, and expectations regarding the impact of recent legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

3 northerntrust.com | © Northern Trust 2016 CLIENT-CENTRIC, FOCUSED BUSINESS MODEL Pensions Sovereign entities Fund managers Foundations & endowments Insurance companies Individuals Families Family offices Foundations Endowments Privately held businesses Institutional Clients Personal Clients As of and for the three months ended June 30, 2016 Asset Management $906 billion Assets Under Management Asset Servicing $8.1 trillion Assets Under Custody/Administration Banking $115 billion Average Balance Sheet Assets Attributes of Attractive Lines of Businesses for Northern Trust: • Large and growing markets • Multi-product • Stable, low-risk • Recurring, fee-based • Relationship oriented

4 northerntrust.com | © Northern Trust 2016 WEALTH MANAGEMENT A full array of goals driven wealth management solutions for individuals, families and private businesses. Investment Management • Goals Driven Investing • Brokerage services Wealth Planning • Financial planning • Family education and governance • Tax and wealth transfer strategies • Philanthropy • Business owner services Trust & Estate Services • Wealth transfer planning • Custom trust solutions • Trust administration • Estate settlement services • Guardianship services Banking • Private banking • Business banking

5 northerntrust.com | © Northern Trust 2016 CORPORATE & INSTITUTIONAL SERVICES Delivering asset servicing and asset management solutions to institutional clients globally. GLOBAL DISTRIBUTION TECHNOLOGY AND EXPERTISE CLIENT EMPHASIS SOLUTION SET CUSTOMIZED OFFERING Not-for-Profit Pensions Sovereign Entities Financial Institutions Insurance Fiduciary Managers Alternative Managers Investment Managers Asset Management Asset Servicing Capital Market Data Fund Liquidity Regulatory Retirement

6 northerntrust.com | © Northern Trust 2016 Asset Classes Equities $456 Billion (50%) Fixed Income $156 Billion (17%) Short Duration $273 Billion (30%) Other $21 Billion (3%) Client Segments $672 Billion C&IS $234 Billion Wealth Management Styles $46 Billion (5%) $413 Billion (46%) Active $427 Billion (47%) Index Multi-Manager Other $20 Billion (2%) ASSET MANAGEMENT Total assets under management of $906 billion across client segments, asset classes and investment styles. Client-focused, diversified asset management solutions. As of June 30, 2016

7 northerntrust.com | © Northern Trust 2016 TRANSFORMING TECHNOLOGY TO ENABLE BUSINESS GROWTH How We Deliver Projects • Agile • Digital How We Build Software • Continuous Integration • Cloud • Services • User Experience Platform How We Manage Our Data • Smart “Big Data” • Data Deliveries • Governance How We Run Infrastructure • Cloud • Driving Unit Costs How We Manage Our Application Portfolio • Client Value • Optimization How We Innovate • Innovation Center • Silicon Valley • Blockchain • Robotics How We Secure Our Environment • Prevent • Detect • Respond

8 northerntrust.com | © Northern Trust 2016 FOCUSED ON ATTRACTIVE MARKETS The personal and institutional markets are large and growing. North America Private Financial Wealth $US Trillion $60 $76 2015 2020E CAGR: 7.8% 7.4% Sources: BCG Global Wealth 2016, Cerulli Associates Global Markets 2016, The City UK, eVestment, PWC, ETFGI, Ernst & Young and internal estimates Global Institutional Assets $US Trillion $38 $31 $29 $17 $7 $3 $161 $50 $40 $35 $20 $10 $6 2015 2019E Total $125 Retirement Funds Mutual/ Collective Funds Insurance Assets Sovereign Wealth Funds Alternatives ETFs CAGR: 6.5% 5.8% 1.3% Wealth Holdings > $100M Wealth Holdings $20-$100M Wealth Holdings $1-$20M Wealth Holdings < $1M

9 northerntrust.com | © Northern Trust 2016 POSITIONED FOR CONTINUED SUCCESS Favorable secular trends align well with Northern Trust’s business model. Secular Trends  Global wealth creation and increasing complexity  Globalization and cross-border investing  Back and middle office outsourcing for investment managers  Increased regulation facing clients  Evolving investor preferences  Passive management  Engineered equity  Alternatives  Accelerating demand for solutions-based technology

10 northerntrust.com | © Northern Trust 2016 9.3% 9.5% 10.0% 11.5% 11.4% FY 2012 FY 2013 FY 2014 FY 2015 1Q 2016 2Q 2016 IMPROVING PROFITABILITY AND RETURNS 1 Adjusted 2Q16 results excludes $14.0 million net pre-tax gain on non-recurring items as highlighted in our second quarter earnings release. 2 Pre-tax margin stated on an FTE basis is a non-GAAP financial measure. A reconciliation to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 15. Return on Equity 26.2% 30.3% 120% 119% Pre-tax Margin2 Noninterest Expense as a % of Trust & Investment Fees 12.2% ROE was 12.2% in 2Q 2016, or 11.7% on an adjusted basis, 1 both within our 10%–15% target range Pre-tax margin was 30.3% in 2Q 2016, or 31.6% on an adjusted basis1 Ratio of expenses to trust & investment fees was 119% in 2Q 2016, or 108% on an adjusted basis1

A RECOGNIZED MARKET LEADER

WEALTH MANAGEMENT

FT FINANCIAL TIMES

Best Private Bank for Succession Planning
— Financial Times Group, 2015

GLOBAL FINANCE

One of the World's Best Private Banks
— Global Finance, 2015

FAMILY WEALTH REPORT

Best Asset Management Firm Serving Family Offices and Private Banks
— Family Wealth Report Award, 2015

CORPORATE & INSTITUTIONAL SERVICES

Asian Investor

Best Global Custodian for Asset Owners
— AsianInvestor, Asset Management Awards, 2016

global investor isf

Fund Administrator of the Year, Europe
— Global Investor/ISF 30th Anniversary Awards, 2016

THE Asset

Best Custody Specialist - Institutional
— The Asset - Triple A Asset Servicing, Investor and Fund Management Awards, 2016 (8th consecutive year)

ASSET MANAGEMENT

Pensions&Investments

13th Largest Manager – Worldwide Assets
— Pensions & Investments, 2015 Largest Money Managers Report

Asia Asset Management

Best Smart Beta Strategies
— Asia Asset Management, 2015

ETF.com

Best New Fixed Income Product – SKOR
— ETF.com, 2014

TECHNOLOGY

CIO

Ranked among Top 100 Companies for Excellence in Information Technology
— CIO, 2016

waters

Best Cloud Initiative-American Financial Technology Award
— Waters Magazine, 2015

brandnew media

Top Wealth Management Mobile Application
— Brand New Media, 2015

northerntrust.com | © Northern Trust 2016 11

12 northerntrust.com | © Northern Trust 2016 CONSISTENTLY STRONG AND FOCUSED +8% Wealth Management Fees +12% Corporate & Institutional Services Fees +9% AUM +12% AUC 2011 – 1H2016 CAGRs 1H2016 fees are annualized LONG-TERM SUCCESS THROUGH A FOCUSED STRATEGY • Market Leader in Focused Businesses • A History of Organic Growth • Distinctive Financial Strength • Proven Record of Managing for Long-Term Growth and Profitability

13 northerntrust.com | © Northern Trust 2016

14 northerntrust.com | © Northern Trust 2016 Appendix

15 northerntrust.com | © Northern Trust 2016 The following table presents a reconciliation of pre-tax income, total revenue and pre-tax margin prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. Three Months Ended June 30, 2016 March 31, 2016 June 30, 2015 ($ In Millions) Reported FTE Adj. FTE Reported FTE Adj. FTE Reported FTE Adj. FTE Pre-tax Income $ 394.7 $ 6.9 $ 401.6 $ 359.2 $ 6.2 $ 365.4 $ 411.4 $ 6.4 $ 417.8 Total Revenue $ 1,316.7 $ 6.9 $ 1,323.6 $ 1,190.0 $ 6.2 $ 1,196.2 $ 1,255.9 $ 6.4 $ 1,262.3 Pre-tax Margin 30.0% 30.3% 30.2% 30.6% 32.8% 33.1 % RECONCILIATION OF NON-GAAP FINANCIAL MEASURES